[Outside front cover]




                                                VALLEY FORGE FUND, INC.

                                                       Prospectus
                                                      May 25, 1999


















                                         Like all mutual funds, the Securities
                                         and Exchange Commission has  not  ap-
                                         proved or disapproved of these secur-
                                         ities offered  in the Prospectus  and
                                         has  not passed upon  the accuracy or
                                         adequacy of this Prospectus.  Any re-
                                         presentation to  the  contrary  is  a
                                         criminal offense.





























<PAGE)
           RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

                     Fund Investment Objectives/Goals
The Fund seeks to provide appreciation through investment in common stocks and securities convertible into common stocks.

                 Principal Investment Strategies of the Fund
Security selections recommended by our Investment Adviser include companies that have shown a general upturn in earnings accompanied by like dividend increases. The Adviser also recommends companies that either lead or are in the process of becomming leaders in their fields of endeavor. On occasion,companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued.


               Principal Risks of Investing in the Fund
Narrative Risk Disclosure: The Fund's total return, like stock prices generally, goes up and down such that an investor may lose money over short and even long periods of time. The Fund is also subject to manager risk which is the chance that, in spite of Fund investment strategies, poor security selection will cause the Fund to under perform other Funds with similar investment objectives.

Temporary Defensive Position: Because of the conservative intent of Fund man-agement, the Fund may invest in large amounts of readily marketable short-term commercial paper (60 days or less) paper with a quality rating of A2-P2 or bet-ter to defend capital during such times that periods of falling common stock prices are expected. These investment decisions made by the Adviser to defend capital may reduce shareholder potential profits in extended periods of ris-ing common stock prices. The Fund was 50% in commercial paper and money markets at the end of 1998.



Risk/Return Bar Chart and Table: The bar chart and table below provide an indi-cation of the risk of investing in the Fund. The bar chart shows the Fund's performance in each year over a ten year period. The table shows how the Fund's average annual returns for one, five and ten years compare with those of a broad based market index. Please keep in mind that the Fund's presented performance does not indicate how it may perform in the future.

"We were informed by Edgar personnel that bar chart requirements for this Pro-spectus could not be handled under current filing conditions. We, therefore, are presenting the data numerically herein which will be placed in the defin-itive Prospectus in bar chart format upon notice that the new Prospectus has been approved."
                   Valley Forge Fund Annual Total Returns

        1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

        13.0   -5.7    7.9    9.3   17.1    5.9   10.6    6.2    6.0    3.8

Over the past ten years shown above, the highest return for a calendar quarter was 10.22% (quarter ended March 1993) and the lowest return was -5.21% (quar-ter ended September 1990)

       Average Annual Total Returns for Years Ended December 31, 1998
                          1 Year       5 Years       10 Years
Valley Forge Fund          3.80         6.50           8.11
S&P 500 Index             28.58        14.06          19.21

Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securi-ties. As a result, the Fund may be more susceptible to a single negative eco-nomic, political or regulatory occurrence. The Fund seeks only enough diversi-fication in its security selections to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.


                      RISK/RETURN SUMMARY: FEE TABLE

                      Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
    Maximum Sales Charge(Load) Imposed on Purchases:           None
    Maximum Deferred Sales Charge (Load):                      None
    Maximum Sales Charge (Load) on Reinvested Dividends:       None
    Redemption Fee:                                            None
    Exchange Fee:                                              None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
    Management Fees:                                          1.00%
    Distribution [and/or Service] (12b-1) Fees:                None
    Other Expenses:                                           0.29%
       Total Annual Fund Operating Expenses:                  1.29%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then re-deem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds operating ex-penses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

             1 year        3 years       5 years      10 years
              $ 140         $  440         $ 760        $1,680


   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

                               Investment Objectives
The Fund seeks to provide capital appreciation through investment in common stocks and securities convertible into common stocks. Purchases of issues list-ed primarily on the New York Stock Exchange will be recommended by the Adviser whenever he believes that a period of rising common stocks is expected soon.It must be realized, as is true of almost all securities, there can be no assur-ance that the Fund will obtain its ongoing objective of capital appreciation.

                      Principal Investment Strategies
Security Selection Criteria: As stated in the section Principal Investment Stra-tegies of the Fund on page 1, security selections recommended by our Investment Adviser include companies that have shown a general upturn in earnings accom-panied by commensurate dividend increases. The Adviser also recommends com-panies that either lead or are in the process of becoming leaders in their fields of endeavor. On occasion,companies will be recommended because re-search and discussions with management indicate that the stock price appears to be significantly undervalued.

Portfolio Turnover Policy: In volatile markets, the Fund may engage in short-term trading (selling securities within a year of purchase) in response to ra-pidly changing market and particular security conditions. This would affect the taxes shareholders would have to pay in that the profits, if any, would be treated as ordinary income rather than the lower rate on long-term capital gains. Turnover of the Fund's porftfolio of securities was 108% in 1998, 60% in 1997 and 42% in 1996.

                                  Risks
As said under Narrative Risk Disclosure on page 1, the Fund's total return, like stock prices generally, goes up and down such that an investor may lose money over short and even long periods of time. The Fund is also subject to manager risk which is the chance that, in spite of Fund investment strategies, poor se-curity selection will cause the Fund to underperform other Funds with similar investment objectives.


                     MANAGEMENTS DISCUSSION OF FUND PERFORMANCE

The market continuing advance to new historic levels caused the Fund to place over half of its assets into short term readily redeemable commercial paper. This coupled with two poor stock picks held the Funds performance to less than 4% for the year 1998. A bar chart comparing the Fund's performance over the past ten years with the S & P 500 Index performance over the same period appears as:

                                                                20,195
   Must add S&P 500 Data                                  19,455
                                                    18,358
                                              17,283
                                        15,622
                                  14,753             Average Annual Total Return
                            12,597                   1 Year   5 Years   10 Years
                     11,524                           3.80%    6.50%      8.11%
       11,296
               10,684
 10,000


                     MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

                                     Management
Investment Adviser: The Valley Forge Management Corp. (VFMC) is a Pennsylvania corporation that acts as an Investment Adviser to the Fund. Mr. Bernard Klawans is the owner, director and officer of the Investment Adviser and is also presi-dent of the Fund.

On July 19, 1978 the shareholders of the Fund approved a management and advisory contract with VFMC which was unanimously renewed by the Directors August 11, 1998. This Agreement will continue on a year to year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund, but, in either event, it must al-so be approved by a majority of the directors of the Fund who are neither par-ties to the agreement nor interested persons as defined in the Investment Com-pany Act of 1940 at a meeting called for the purpose of voting on such approval.

Under the Agreement, VFMC will furnish  investment
advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to VFMC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the in-vestment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services the Fund has agreed to pay to VFMC a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund, is payable monthly and is higher than the fee paid by most other funds. VFMC would forgo sufficient fees to hold the total expenses of the Fund to less than 1.5%. of its total assets. All fees and expenses of the Fund incurred in 1998 were 1.29% of its averaged assets for the year 1998.

VFMC has a contract with the Fund wherein it is required to render research, statistical, and advisory services to the Fund; to make speci-fic recommendations based on the Fund's investment requirements; and to pay the salaries of those of the Funds employees who may be officers or directors or em-ployees of the Investment Advisor. Fees, if any, of the custodian, registrar or transfer agents shall be paid by the Fund. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Advisor; legal and accounting fees; interest, taxes and brokerage commissions, recordkeeping and the expense of operating its offices. VFMC has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges. It received $ 98,456 in man-agement fees in 1998, $113,381 in 1997 and $114,409 in 1996.

Portfolio Manager: Mr. Klawans has been the portfolio manager of the Valley Forge Fund since the Fund's inception in 1971. Although he manages the day to day operations of the Fund, his only remuneration comes from receipt of the man-agement fee earned by VFMC for portfolio investment advice.

Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

                               Capital Stock
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stocks has one vote for each share held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares cannot elect any person as a director.


                            SHAREHOLDER INFORMATION

Who May Invest:Investors seeking a fund that desires modest fluctuations under all market conditons and are willing to accept underperformance on the upside in times of extraordinary market moves to achieve the desired preservation of capital by going to large short-term cash positions.

Who Should Not Invest:Investors desiring high risk increases in net asset value and are willing to accept significant fluctuations in share prices.

                           Pricing of Fund Shares
When and How do We Price: The net asset value of the Fund's shares is determin-ed as of the close of each business day the New York Stock Exchange is open

(presently 4:00 p.m.) Monday through Friday exclusive of Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations maturing in less than 61 days) is valued at amortized cost which approximates market value. Other assets are val-ued at fair market value as determined in good faith by the Board of Directors.

                            Purchase of Fund Shares
 The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applica-tions when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $1,000 which is due and payable three business days after the purchase date. Less may be accepted under especial circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.

Fractional Shares: Fractional shares to four decimal places are now offered by the Fund.

                      Redemption of Fund Shares
Endorsement Requirements: The Fund will redeem all or any part of the shares of any shareholder who tenders a request for redemption (if certificates have not been issued) or certificates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a nation-al bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management.

Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Redemption Payment: Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

                              Dividends and Distributions
Re-Investments: The Fund will automatically use the taxable dividend and capi-tal gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

                                Tax Consequences
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities trans-actions, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Tax Distributions: Distribution of any net long term capital gains realized by the Fund in 1998 will be taxable to the shareholder as long term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regula-tions. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identi-fication Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


                              DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load fund in that there are NO purchase or sales fees and no 12b-1 fees and no account maintenance fees whatsoever.


                          FINANCIAL HIGHLIGHTS INFORMATION

Financial Highlights: The financial highlights table is intended to help you un-derstand the Fund's financial performance for the past 5 years. Certain infor-mation reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distribu-tions). This informations has been audited by Mathieson Aitken Jemison, LLP, whose report, along with the Fund's financial statements, are included in the

Statement of Additional Information, which is available upon request.

                                            Years  Ended December 31
                                  1998      1997      1996      1995      1994
Net asset value Jan. 1st         $ 8.96    $ 9.36    $ 9.48    $ 9.41    $ 9.51

Investment operations income:
Net investment income            $  .28       .30       .32       .33       .19
Realized & unrealized cap gains     .06       .26       .27       .67       .39
                                -----------------------------------------------
Investment operations totals       9.30      9.92     10.07     10.41     10.09

Less distributions:
Dividend from net investment inc $ (.33)     (.33)     (.31)     (.33)     (.20)
Dividend from capital gain         (.63)     (.40)     (.60)     (.48)     (.88)
                                ------------------------------------------------
Net asset value Dec. 31st        $ 8.32    $ 8.96    $ 9.36    $ 9.48    $ 9.41
                                ================================================

Total return                      3.79%     5.98%     6.22%     10.63%     5.90%

Ratios/Supplemental Data:
Net assets Dec 31st in (000)'s  $ 8,914   $10,800   $11,423    $11,151   $10,725
                                ================================================
Ratios to Average Net Assets:
 Expenses                          1.3%      1.3%      1.4%       1.3%      1.4%
 Net investment income             3.2%      3.2%      3.2%       3.2%      1.8%

Portfolio turnover rate          107.6%     59.7%     42.2%      15.7%     53.7%

                         WHERE TO GO FOR MORE INFORMATION

     You Will Find More Information About The Valley Forge Fund, Inc. In The
                                Following Documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

Annual and Semi-annual Reports - Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the per-iod presented. In addition, market conditions and Fund strategies that affected the Fund's performance are discussed.





     THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THESE DOCUMENTS:

1. Call or write for one, and a copy will be sent without charge.
                            Valley Forge Fund, Inc.
                            1375 Anthony Wayne Dr.
                            Wayne, PA. 19087
                            1-800-548-1942

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Com-mission at 1-800-sec-0330 for room hours and operation. Yo u may also obtain Fund information by sending a written request and duplicating fee to the Pub-lic Reference Section of the SEC, Washington, D.C. 20549-6609.


         Please contact the Fund at the above address if you wish to request other information and/or more shareholder inquires.




                     WHY YOU SHOULD READ THIS PPROSPECTUS

Every attempt has been made to present the objectives, risks and strategy of the Fund in plain and, hopefully, easily understandable language. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you.  We sugges that you keep it for future reference.








              VALLEY FORGE FUND, INC. - SEC file number 811-2287

                           VALLEY FORGE FUND,  INC.
                           1375 Anthony Wayne Drive
                              Wayne, PA.   19087

                               Telephone Numbers
                      610-688-6839           800-548-1942

                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 25, 1999

This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated May 25, 1999. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.

                               TABLE OF CONTENTS
          FUND HISTORY ................................................. 1
          DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
               Classification .......................................... 1
               Investment Strategies and Risks ......................... 1
               Fund Policies ........................................... 1
               Temporary Defensive Position and Portfolio Turnover ..... 2
               Portfolio Turnover ...................................... 2
          MANAGEMENT OF THE FUND
               Board of Directors ...................................... 2
               Management Information .................................. 2
               Compensation and Sales Loads ............................ 2
          CONTRON PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
               Control Persons ......................................... 2
               Principal Holders ....................................... 3
               Management Ownership .................................... 3
          INVESTMENT ADVISORY AND OTHER SERVICES
               Investment Adviser ...................................... 3
               Principal Underwriter.................................... 3
               Services Provided by Investment Adviser ................. 3
               Third Party Payments and Service Agreements ............. 3
               Other Investment Advice ................................. 3
               Dealer Reallowances and Other Services .................. 3
          BROKERAGE ALLOWANCES AND OTHER PRACTICES
               Brokerage Transactions .................................. 3
               Commissions ............................................. 3
               Brokerage Selection ..................................... 3
               Directed Brokerage and Regular Broker Dealers ........... 4
          CAPITAL STOCK AND OTHER SECURITIES
              Capital Stock and Other Securities ....................... 4
          PURCHASE, REDEMPTION, AND PRICING OF SHARES
              Purchase of Shares ....................................... 4
              Fund Reorganizations ..................................... 4
              Offering Price and Redemption in Kind .................... 4
              Redemption in Kind ....................................... 4
          TAXATION OF THE FUND ......................................... 4
          UNDERWRITERS ................................................. 4
         CALCULATION OF PERFORMANCE DATA ............................... 4
         FINANCIAL STATEMENTS
              Auditors Report .......................................... 5
              Schedule of Investments in Securities - Dec. 31, 1998 .... 6
              Statement of Assets & Liabilities - Dec. 31, 1998 ........ 7
              Statement of Operations, Year Ended Dec. 31, 1998 ........ 7
              Statement of Change in Net Assets ........................ 8
              Notes to Financial Statements ............................ 8
              Financial Highlights on a Per Share Basis and Ratio Data .10

                                 FUND HISTORY


VALLEY FORGE FUND, INC. (also referred to as the "Fund") was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestica-tion on August 11, 1988. The Fund's registered office is in Wayne, Pa.; mail may be addressed to Box 262, Valley Forge, Pa. 19481.


                   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                  Classification
The Fund is an open-end, totally no-load, non-diversified management investment company.

                             Investment Strategies and Risks
All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

                                   Fund Policies
Investment Restrictions: Investment restrictions were selected to aid in main-taining the conservative nature of the Fund. These may not be changed except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
b) of more than 50% of the outstanding voting securities, whichever is less:
a) Sell senior securities
b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the val-ue of its total assets.
c) Act as underwriter for securities of other issuers except insofar as the Fund Fund may be deemed an underwriter in selling its own portfolio securities.
d) Invest over 25% of its assets at the time of purchase in any one industry.
e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
f) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be con-sidered the making of a loan.
g) Sell securities short.
h) Invest in securities of other investment companies except as part of a mer-ger, consolidation, or purchase of assets approved by the Fund's sharehold-ers or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
i) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securi-ties of another issuer.
j) Invest in companies for the purpose of acquiring control.
k) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
l) Pledge, mortgage or hypothecate any of its assets.
m) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
n) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years con-tinuous operation, including the operations of any predecessor.

                    Temporary Defensive Position & Portfolio Turnover
Why and how the Fund assumes defensive positions expectations of the amount and effect of portfolio turnover are discussed on page 2 of our Prospectus.


                           MANAGEMENT OF THE FUND

                            Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund & selects an Invest-ment Adviser to provide investment advice (See Investment Adviser, pg 5 of the Prospectus). It meets six times a year to review Fund progress & status.

                              ManagementInformation
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

  Name and Address          Position            Principal Occupation Past 5 Yrs

Bernard B. Klawans       President                 President
1375 Anthony Wayne Dr.   Interested Director       Valley Forge Fund, Inc.
Wayne, PA.               Age 78                    Valley Forge, PA.

Dr. Gerd H. Dahl         Secretary                 Ag. Chem Research Retired
679 Jefferson Rd.        Interested Director       Elf Atochem
Bryn Mawr, PA.           Age 68                    Philadelphia, PA.

Victor J. Belanger       Non-Interested            VP & Chief Financial Officer
P.O. Box #96,            Director                  Linearizer Technologies Inc.
Princeton Jct., NJ.      Age 57                    Robbinsville, NJ.

Dr. James P. King        Non-Interested            President
904 Breezwood Lane       Director                  Desilube Technology Inc.
Lansdale, PA.            Age 67                    Lansdale, PA.

Donald A. Peterson       Non-Interested            Project Manager
3741 Worthington Rd.     Director                  Lockeed Martin
Collegeville, PA.        Age 58                    King of Prussia, PA.

William A. Texter        Non-Interested            Manager Corp. Nuclear Quality
9 Charter Oak Dr.        Director                  PECO Energy Co.
Newtown Sq., PA.         Age 52                    Philadelphia, PA.

Nancy W. Klawans         Treasurer                 Treasurer
1375 Anthony Wayne Dr.   Wife of President         Valley Forge Fund, Inc.
Wayne, PA.               Age 78                    Valley Forge, PA.

Compensation and Sales Load: A total of $3,717 has been paid in 1998 to officers and directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they may benefit through pay-ment of the Advisory fee. There are no sales loads whatsoever.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                               Control Persons
There are no companies or persons that control the Fund. The Fund is controled by its Board of Directors and run by its elected officers.

                                 Principal Holders
Bernard B. Klawans, the president of the Fund, Portfolio Manager and owner of the Investment Adviser owns 6.93% of the Fund. He may be reached at the Fund's address.

                              Management Ownership
All officers and directors own 12.45% of the outstanding shares of the Fund.


                    INVESTMENT ADVISORY AND OTHER SERVICES

                              Investment Adviser
Mr. Bernard B. Klawans owns the Investment Adviser and acts as the Portfolio Ad-viser.

                             Principal Underwriter
The Fund acts as its own underwriter, performing all shareholder services func-tions.

                  Services Provided by the Investment Adviser
The Investment adviser is responsible for furnishing investment direction advice to the Directors of the Fund on the basis of a continuous review of the port-folio and recommend to the Fund when and to what extent securities should be purchased or disposed

                   Third-Party Payments and Service Agreements
There are no third party payments of any kind or service agreements with any or-ganization or individual other than the Invesrtment Adviser as described in the previous paragraph.

                           Other Investment Advice
There is no individual or organization that receives remunertion from the In-vestment Adviser or the Fund for providing investment advice except brokers that receive competetive commissions on the purchase and sale of the Fund's securi-ties.

                        Dealer Reallowances and Other Services
Ther are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters or broker dealers, sales personnel or interest, carring or other finance charges. The Fund does send Prospectuses when it receives unsoli-cited requests and pays Delaware Charter and Gurantee to act as IRA trustee for Fund shareholders.


                     BROKERAGE  ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
 The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

                                   Commissions
 Other than set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 1998, the Fund paid $38,375 in brokerage commissions. Brokerage comissions were $17,324 in 1996 and $14,717 in 1995. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semiannually.

                                Brokerage Selection
 The Fund will place all orders for purchase & sale of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors.

He may select brokers who, in addition to meeting primary requirements of exe-cution and price, may furnish statistical or other factual information and ser-vices, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of as-sistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser.

                       Directed Brokerage and Regular Broker-Dealers
 The Fund and Investment Adviser receives unsolicited soli-citations and literature from many brokers. It is impossible to evaluate the usefullness of the information received. The Fund selects brokers based on com-petive commission rates and transaction services rendered. The Fund does not hold securities of any broker-dealer.


                      CAPITAL STOCK AND OTHER SECURITIES
Capital stock and other securities are discussed at length in our Prospectus un-der Section Capital Stock on Page 4.


                 PURCHASE, REDEMPTION, AND PRICING OF SHARES

                              Purchase of Shares
Purchase of Fund shares is discussed at length in the section entitled Purchase of Fund Shares on page 5 of our Prospectus

                            Fund Reorganizations
The Fund was incorporated in Delaware on June 1, 1971. The shareholders voted to become a Pennsylvania corporation via domestication on August 11, 1988. There have been no other reorganization efforts to date.

                      Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices are always the same. Details about the offering price are given in the section entitled Pricing of Fund shares on page 5 of our
Prospectus.   Redemption in kind is discussed in the section Redemption of
Shares on page 5 of our Prospectus.


                        TAXATION OF THE FUND

Taxation of the Fund is discussed in the section Tax Consequences on page 6 of our Prospectus.


                        UNDERWRITERS OF THE FUND

The Fund is its oun registered transfer agent and handles all Fund share pur-chases and redemptions. There are no direct shareholder charges for these ser-vices. Stock certificates will be issued upon request, but are discouraged be-cause of the chance of loss and the accompaning costs of reissue indemnfication. All other shareholder holdings are maintained in book form.


                    CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable values on December 31, 1998 of a hypothetical $1,000 investment made 1 year ago would have been $1,038, at 5 years ago it would have been $1,369 and at 10 years ago it would have been $2,182.

                     LANDSBURG PLATT RASCHIATORE & DALTON
                          Certified Public Accountants
                        117 South 17th Street 13th Floor
                             Philadelphia, PA 19103
                                  215-561-6633
                                Fax 215-561-2070



                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Valley Forge Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Valley Forge Fund, Inc., including the portfolio of investments in securities as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended. These financial statements and financial highlights and related ratios/supplemental data are the responsi-bilty of the Fund's management. Our responsibility is to express an opinion on these financial statements and related ratios/supplementa data based on our audits. The financial statements for the year ended December 31, 1997 were au-dited by Landsburg, Platt, Raschiatore & Dalton, who merged with Mathieson Aitken Jemison, LLP as of January 1, 1999, whose auditors'report was dated Jan-uary 27, 1998.

We conducted our audits in accordance with generally accepted auditing stand-ards. Those standards require that we plan and perform the audit to obtain re-asonable assurance about whether the financial statements and financial high-lights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 1998, verified by examination and by correspondence with brokers and the application of alternative auditing proce-dures for unsettled security transactions. An audit includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the selected per share data and ra-tios referred to above present fairly, in all material respects, the financial position of Valley Forge Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Mathieson Aitken Jemison, LLP
January 14, 1999

                               VALLEY FORGE FUND, INC.
        SCHEDULE OF INVESTMENTS IN SECURITIES - YEAR ENDED DECEMBER 31, 1998

                                                  # Shares or
                                                   Princ Amt              Value
COMMON STOCKS:                  38.51%
 MISCELLANEOUS                  11.09%
  Browning-Ferris Industries                          4,000          $   113,500
  Disney (Walt) Co.                                   4,000              119,000
  Dun & Bradstreet                                    4,000              126,248
  Ryder Systems                                       4,000              104,000
  St. Paul Companies                                  9,026              313,654
  Texaco, Inc.                                        4,000              212,000
                                                                     -----------
                                                                         988,402
 MANUFACTURING                  8.47%
  Boeing, Inc.                                        8,000              261,000
  Clayton Homes                                      12,000              165,744
  duPont de Nemours                                   4,000              212,248
  Hughes Supply                                       4,000              116,000
                                                                     -----------
                                                                         754,992
 METALS                         3.94%
  Kinross Gold, Inc. *                               25,612               59,215
  Homestake Mining                                   32,000              292,000
                                                                     -----------
                                                                         351,215

 RETAILERS                     15.01%
 Burlington Coat Factory                              4,000               65,248
 Pep Boys                                            24,000              376,488
 Supervalu Inc.                                      32,000              896,000
                                                                     -----------
                                                                       1,337,736
                                                                     -----------
  TOTAL COMMON STOCKS               (Cost $4,063,743)                  3,432,345

PREFERRED STOCKS:               6.24%
 Battle Mountain Gold $3.25 cm Cv Pfd                12,000              448,500
 Coeur Dalene Mines adj red Cv Pfd                   16,000              108,000
                                                                     -----------
  TOTAL PREFERRED STOCKS            (Cost $878,214)                      556,500

BONDS:                          5.16%
 Boston Chicken 4.5% 02/01/04 sub deb Cv *          500,000               20,000
 US Treasury Bond Strip Prin Amt due 2/15/27      2,000,000              440,000
                                                                     -----------
  TOTAL BONDS                        (Cost $844,668)                     460,000

SHORT TERM INVESTMENT:         49.96%
 Boston Scientific 5.85% due 2/16/99                495,125              495.125
 Penn Power & Light 5.95% due 01/21/99            1,485,373            1,485,373
 Royal Bank Gold Money Market 4.46%               2,472,816            2,472,816
                                                                     -----------
  TOTAL SHORT TERM INVESTMENT       (Cost $ 4,453,314)                 4,453,314
                                                                     -----------
  TOTAL SECURITY INVESTMENTS 99.87% (Cost $10,239,939)               $ 8,902,159
                                                                     ===========
                 See accompanying notes to financial statements.

* Non income producing security
                                     - 6 -

                            VALLEY FORGE FUND, INC.
               STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1998

ASSETS: Investments in securities, at value (cost $10,239,939)      $ 8,902,159
  Cash                                                                    8,298
  Receivable for securities sold                                         63,794
  Receivable for interest and dividends                                  14,795
                                                                    -----------
   TOTAL ASSETS                                                       8,989,046

LIABILITIES: Management fee payable                                       7,657
  Payable for investment securities purchased                            67,610
                                                                    -----------
   TOTAL LIABILITIES                                                     75,267
                                                                    -----------
   NET ASSETS (equivalent to $8.32/sh based on 1,071,105 sh of cap-
   ital stock outstanding, 10 million authorized, $.001 par value)  $ 8,913,779
                                                                    ===========

COMPOSITION OF NET ASSETS: Shares of common stock                   $     1,071
  Paid in capital                                                    10,170,936
  Accumulated net investment income                                      79,552
  Net unrealized depreciation of investments                         (1,337,780)
                                                                    ===========

   NET ASSETS, DECEMBER 31, 1998                                    $ 8,913,779
                                                                    ===========



           STATEMENT OF OPERATIONS -YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME: Dividends                                        $   109,478
  Interest                                                              327,979
  Miscellaneous                                                           5,473
                                                                    -----------
   TOTAL INVESTMENT INCOME                                              442,930

EXPENSES: Audit                                                           1,400
  Blanket brokers bond                                                    1,365
  Computer services                                                       6,000
  Management fee                                                         98,456
  Officer & director expense                                              3,717
  Office expenses                                                        11,435
  Registration, filing fees & franchise taxes                             4,114
                                                                    -----------
   TOTAL EXPENSES                                                       126,487
                                                                    -----------

   INVESTMENT INCOME, NET                                               316,443
                                                                    ------------

NET REALIZED GAIN ON SECURITIES TRANSACTIONS:                           618,976
NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS:                  (539,348)
                                                                    -----------

NET GAIN ON INVESTMENTS:                                                 79,628
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:               $   396,071
                                                                    ===========
                                     - 7 -

                               VALLEY FORGE FUND, INC.
   STATEMENTS OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 1999 & 1998

INCREASE IN NET ASSETS FROM OPERATIONS:                 I998             1997
 Investment income - net                           $   316,443      $   358,407
 Net realized gain on securities transactions          676,368          450,824
 Net change in unrealized depreciation of investments (539,348)        (372,523)
                                                   -----------      -----------
  Net inc in net assets resulting from operations       396,071         662,252
 Dist to shareholders from inv income - net           (320,288)        (360,535)
 Dist to shareholders from net realized gain on inv   (622,301)        (688,293)
 Net capital share transactions                     (1,339.707)        (236,397)
                                                   -----------      -----------
  NET DECREASE IN NET ASSETS                        (1,886,225)        (622,973)

NET ASSETS, BEGINNING OF YEAR:                      10,800,004       11,422,977
                                                   -----------     ------------
NET ASSETS, END OF YEAR:                           $ 8,913,779      $10,800,004
                                                   ===========      ===========

                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY, SIGNIFICANT ACCOUNTING POLICIES: Valley Forge Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a sum-mary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the prin-cipal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Short term investments are valued at cost. Amortization of the discount on these holdings are reflected in accrued interest. Zero coupon bonds are amor-tized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized apprecia-tion/depreciation on investments.
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore no federal income tax provi-sion is required.
The Fund intends to distribute to shareholders substantially all of its net in-vestment income and net realized long-term capital gains at year end.
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements ans income tax purposes. Dividend income is re-corded on the ex-dividend date and interest income on an accrual basis.
ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assump-tions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 CAPITAL SHARE TRANSACTIONS: As of 12/31/98, total par value and paid in capital totaled $10,172,007.

NOTE 2 CAPITAL SHARE TRANSACTIONS: (continued) These were as follows:
                                             Years ended December 31,
                                           1998                    1997
                                    Shares      Amount      Shares      Amount
                                   -------- ------------  --------- -----------
Shares sold                         78,346  $   724,610     78,260  $   777,806
Shares issued in reinvest of div   109,912      910,071    113,309    1,011,850
Shares redeemed                   (322,991)  (2,974,388)  (206,543)  (2,026,053)
                                   --------- ------------  --------- -----------
Net (decrease) increase           (134,733) $(1,339,707)   (14,974) $  (236,397)
                                   ========= ============  ========= ===========

NOTE 3 INVESTMENTS: For the year ended December 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $10,560,901 and $10,765,528 respectively. The gross unrealized appreciation for all securi-ties totaled $502,126 and the gross unrealized depreciation for all securities totaled $1,839,906 or a net unrealized depreciation of $1,337,780. The aggregate cost of securities for federal income tax purposes at December 31, 1998 was $10,239,939.
Net realized gain on investments for the year ended Dec. 31, 1998 was $618,976, all of which were long transactions.

NOTE 4 INVESTMENT ADVISORY AGREEMENT & OTHER RELATED TRANSACTIONS: The Fund has an investment advisory agreement with the Valley Forge Management Corp., (VFMC) whereby VFMC receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the year ended December 31, 1998 VFMC received $98,456 in investment advisory fees.
Mr Bernard Klawans is the sole owner, director and officer of VFMC and is also president of the Fund. Mr. Klawans also received $6,000 this year from the Fund for computer leasing.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS: On Dec. 31, 1998, a distribution of $.98 per share aggregating $942,589 was paid to shareholders of record on Dec. 31, 1998 from net investment income ($.333 per share is treated as ordinary income & $.647 per share as distribution from capital gains).

                              VALLEY FORGE FUND, INC.
          FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
   For a share outstanding throughout each fiscal year ending December 31st

                                  1998      1997      1996      1995      1994
                                 ------    ------    ------    ------   -------
Net asset value start of year    $ 8.96    $ 9.36    $ 9.48    $ 9.41    $ 9.51

Income from investment operations:
Net investment income               .28       .30       .32       .33       .19
Net realized & unrealized cap gains .O6       .26       .27       .39      1.39
                                  ----------------------------------------------
Total from investment operations   9.30      9.92     10.07     10.41     10.09

Less distributions:
Dividends from net investment inc  (.33)     (.33)     (.31)     (.33)     (.20)
Distributions from capital gains   (.65)     (.63)     (.40)     (.60)     (.48)
                                  ----------------------------------------------
Net asset value end of year      $ 8.32    $ 8.96    $ 9.36    $ 9.48    $ 9.41
                                 ===============================================

Total return                       3.79%     5.98%     6.22%    10.63%     6.10%

Net assets year end (in 000's)   $ 8,918   $10,800   $11,423   $11,151   $10,725

Ratios to Average Net Assets
 Expenses                          1.3%      1.3%      1.4%      1.3%      1.4%
 Net investment income             3.2%      3.2%      3.3%      3.2%      1.8%

Portfolio turnover rate          107.6%     59.7%     42.4      15.7%     53.7%

Average commission per share     $ .0638   $ .0646   $ .0695   $ .0683     N/A

               N/A - Disclosure not applicable to prior periods

                              FORM N-1A
                      PART C - OTHER INFORMATION



            Contents                                           Page #

1.  Financial Statements & Exhibits ............................. 1

2.  Control Persons ............................................. 1

3.  Number of Shareholders ...................................... 1

4.  Indemnification ............................................. 1

5.  Activities of Investment Advisor ............................ 1

6.  Principal Underwriters ...................................... 1

7.  Location of Accounts & Records .............................. 1

8.  Management Services ......................................... 1

9.  Distribution Expenses ....................................... 1

10. Undertakings ................................................ 1

11. Auditor's Consent ........................................... 2

12. Signatures .................................................. 3



Exhibits

  Reimbursement Agreements - Officers/Directors ................ 10 ii

1. a. Financial Statements - Performance comparisons with the S & P 500 and fin-ancial information on a per share basis is presented in Part A for 1998. All other financial statements are presented in Part B including:
     STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1998
     STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
     Year ended Dec. 31, 1997 incorporated by reference to Amendment 22 STATEMENT OF CHANGES IN NET ASSETS FOR THE YEARS ENDED DEC. 31, 1998 & 1997 NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
     SCHEDULE OF INVESTMENTS IN SECURITIES DECEMBER 31, 1998
   b. Exhibits
       (3.i)    Articles of Incorporation
       (3.ii)   By-Laws
       (10.i)   Investment Advisory Contract
       (10.ii)   Reimbursement Agreements with Officers and/or Directors
       (99.1)   Opinion of Counsel Concerning Fund Securities
   All exhibits are incorporated by reference to post-effective amendment no. 25 of the Securities Act of 1933 except exhibit (10.ii) which is attached.
   The "Consent of Independent Public Accountants" is presented on page two of this section Part C - Other Information.

2. Control Persons - Not applicable

3. Number of Shareholders - There were 974 shareholders of the Valley Forge Fund as of December 31, 1998.

4. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers & controlling persons of the registrant, the registrant has been advised that, in the o-pinion of the Securities and Exchange Commission, such indemnification is a-gainst public policy as expressed in the Act and is, therefore, unenforce-able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, of-ficer or controlling person in connection with the securities being register-ed, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jur-isdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5. Activities of Investment Advisor - The Valley Forge Management Corporation's activity at the present time is performance on its Investment Advisory Con-tracts currently effective with the Valley Forge Fund, Inc. and The O'Higgins Fund. Mr Bernard Klawans, owner of the Investment Adviser, is also president of the Bookkeeper Corporation, Wayne, PA. that leases and sells turnkey hard-ware/software computer systems and owner of the Raven Motel in Media, PA.

6. Principal Underwriter - The Fund acts as its own underwriter.

7. Location of Accounts & Records - All fund records are held at corporate head-quarters - 1375 Anthony Wayne Drive, Wayne, Pa. 19087 - with the exception of security certificates that are in a safe deposit box at the Royal Bank of Pennsylvania, DeKalb Pike, King of Prussia, PA.

8. Not applicable

9. Distribution Expenses - The fund currently bears no distribution expenses.

10. Not applicable

                                      Landsburg Platt Raschiatore & Dalton
                                      A Mathieson Aitken Jemison, LLP Affilliate
                                      Certified Public Accountants
                                      117 S. 17th St. 13th Fl.
                                      Philadelphia, PA. 19103
                                      215-561-6633




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion by reference in Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Valley Forge Fund, Inc. of our report dated February 25, 1999 on our examination of the Financial Statements of such Company. We also consent to the reference to our firm in such Registration Statement.




      Mathieson Aitken Jemison, LLP (Signature)
      Thursday February 25, 1999

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the VALLEY FORGE FUND, Inc. certifies that it meets all of the requirements for effectiveness of this Registration State-ment and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne and State of Pennsylvania, on the 25th day of May, 1999.


                                                  VALLEY FORGE FUND, INC.


                                                  Bernard B. Klawans,
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                            Date


Bernard B. Klawans         President, CEO and Director              05-25-99

Gerd H. Dahl               Secretary and Director                   05-25-99

Nancy W. Klawans           Treasurer                                05-25-99

Victor J. Belanger         Director                                 05-25-99

Dr. Thomas A. Fosnocht     Director                                 05-25-99

Dr. James P. King          Director                                 05-25-99

Donald A. Peterson         Director                                 05-25-99

William A. Texter          Director                                 05-25-99